Capital Structure	6 Months Ended
Jun. 30, 2014
Capital Structure [Abstract]
Capital Structure

10. Capital Structure

Public offering completed on February 18, 2014

On February 18, 2014, the Company completed a public offering of 6,785,000 of its Class A common shares at $6.25 per share, including the full exercise of the over-allotment option granted to the underwriters to purchase up to 885,000 additional common shares. The net proceeds from the offering, which amounted to $39,741,152, net of underwriting discounts and commissions and other offering expenses payable by the Company, will be used for vessel acquisitions and general corporate purposes. In connection with the offering, effective February 18, 2014, 135,700 Class A common shares, representing the 2.0% of the 6,785,000 Class A common shares sold in the public offering, were granted to Loretto. The fair value of such shares based on the average of the high-low trading price of the shares on February 18, 2014, was $880,015, which was recorded as share based compensation and is included in Management fees – related party in the accompanying unaudited interim condensed consolidated statements of comprehensive loss for the six months ended June 30, 2014.

Share buyback program

On May 12, 2014, the Company’s Board of Directors authorized a share buyback program of up to $10,000,000 for a period of twelve months. The Company expects to repurchase these shares in the open market, at times and prices that are considered to be appropriate by the Company, but is not obligated under the terms of the program to repurchase any shares.

Pursuant to the share buyback program, as of June 30, 2014, the Company had purchased and cancelled 30,000 of its common shares at an average price of $5.6820 per share.

As of December 31, 2013 and June 30, 2014, the Company had a total of 17,669,442 and 24,592,142 Class A common shares outstanding, respectively, and no other class of shares outstanding.